Value & Growth Portfolio
Bear 500 Fund


Annual Report
September 30, 2000


This report is for the shareholders of the Value & Growth Portfolio and the Bear 500 Fund. Its use in connection with any offering of the Company's shares is authorized only in a case of concurrent or prior delivery of the Company's current prospectus. Rafferty Capital Markets, Inc. is the Distributor of the Company.

INVESTMENT MANAGER'S REPORT

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio (V&G) on
September 30, 2000 was $14.05. Since our last report on March 31st, the world has dramatically changed for the better. As we said in our last annual report: " . . .when small cap value comes back into favor, the returns can be explosive." Returns have been explosive, and as we will explain, we think small value is at the beginning of several good years of performance.

Smaller Companies

Period                V&G<F1>   Russell<F3>  Russell<F3>  Russell<F3>
      	                          2000          2000         2000
                                 Value                      Growth
Last Quarter         15.4%        7.3%          1.1%        (4.0)%
Last 12 Mos.          9.3%        5.4%         23.4%         29.7%
Year to Date<F2>     11.7%        3.6%          4.2%        (2.8)%
1999<F2>           (22.1)%      (1.5)%         21.3%         43.1%
1998<F2>            (3.1)%      (6.5)%        (2.5)%          1.2%
1997<F2>             45.6%       31.8%         22.4%         12.9%
1996<F2>             26.3%       21.4%         16.5%         11.3%
Since Inception       9.2%       10.4%         17.6%         18.8%

<F1>
After the maximum sales charge of 4.5%, the returns for the last quarter, 12 mos., year-to-date, 1999, 1998, 1997, 1996 and since inception
(11/06/95) would be: 10.2%, 4.4%, 6.7%, (25.6%), (7.4%), 39.0%,
20.6%, 8.2%, respectively.
<F2>
Calendar years.  Highest comparative returns for period are shaded
<F3>
The Russell 2000 indices are unmanaged indexes widely recognized as representative of smaller companies. These indices bear no transaction costs, no management fees, and cannot be actually bought or sold.

      Of course, you know the old caveat, "past performance may not be indicative of future results."

INVESTMENT MANAGER'S REPORT

Commentary

Where we've been . . .

For the last few years, we have been inundated with Wall Street hype touting the so-called new economy. It's been inescapable. The feeding frenzy in Internet stocks created instant billionaires out of fledgling entrepreneurs. Some even became cult heroes. Jay Walker of Priceline.com was a "New Age Edison," according to Forbes magazine.
Only a few Wall Street professionals dared to question the wisdom of paying billions of dollars for companies that had no foreseeable profits. These doubters were fired and replaced by strategists who suggested that the path of least resistance was straight up. Analysts willingly joined the herd. They saturated the airwaves with exhilarating forecasts and soaring price targets. These enthusiastic prognostications enabled many brokerage firms to churn out IPOs that reaped huge profits for corporate insiders and investment bankers. But alas, all manias eventually end.

After insiders sold their stakes to the public, many of these offerings dropped more than 90%. As illustrated in the chart below, the price targets for these new economy stocks were absurd compared to current prices. Unfortunately, these Wall Street pirates cost investors billions of dollars.

Company           Investment    Price     Current    % Below
                     Bank       Target     Price      Target
Priceline.com        DLJ        $190        $5         -97%
Amazon            JP Morgan     $160        $30        -81%
Yahoo            First Union    $300        $60        -80%
Webvan          Deustche Banc   $50         $2         -96%
Ventro         Bank of America  $300        $6         -98%


Increasingly, investors are beginning to ask how a strategy so eagerly supported by leaders of Wall Street and the media could be so ruinous. Investor psychology is starting to shift from blind optimism to healthy skepticism. Today, undervalued stocks outperforming highly valued glamour stocks support this reality shift.

INVESTMENT MANAGER'S REPORT

[CHART]

Value funds outpaced the S&P 500 and growth funds for the second consecutive quarter, which is the first time that has happened in three years. The change in investors' fortunes beginning March 10th has clearly favored the Value and Growth Portfolio, while, at the same time, clobbering those investors still betting on the new economy through NASDAQ stocks.

As for those who believe the NASDAQ can fall no further, William
O'Neil of Investors Business Daily offers the following words of caution:
"Most bear markets end once fear reaches a fever pitch, which we haven't seen. The selling isn't finished until everyone gives up, dumps shares, and hunkers down for more losses. With the sellers cleared out, the market can rally unopposed. It's a scenario that plays out cycle after cycle."

Even with massive losses in the most touted stocks, this scenario has yet to run its course. Some pundits continue to trumpet a bottom each time the NASDAQ reverses from its most recent low. Many people are still fixated on the

INVESTMENT MANAGER'S REPORT

NASDAQ's previous high instead of the fact that it is still wildly overvalued. Remember that profits, properly measured, ultimately drive stock prices. The fact that revenues and profits are slowing in many tech stocks argues for NASDAQ valuation levels (P/E's) to revert toward the mean. The P/E of the NASDAQ is still above 120, which is at least four times the historic norm.

Where we are . . .

There is little doubt that the economy is slowing from the 5-6% GDP growth experienced a few quarters ago. Why is this important? Consider that growth stock P/E's dramatically expanded in anticipation of increasing growth in revenues and profits. This P/E expansion accounted for most of the stock market gains over the past three years. Now that the economy is moderating, analysts are being forced by reality to revise growth rates down and the once highflying stocks are suffering from P/E compression.

What's the lesson?  Value drives the market more often than not.   Since
last March, we have seen a dramatic return to a more value-driven market.
The recent disappointments by many large NASDAQ bellwethers, such as Dell, Intel and Lucent should continue to drive investors toward the previously neglected smaller companies with substantially higher growth rates and attractive valuation levels. The pendulum is only beginning to swing toward value, and there is likely a long way to go.

Where we are going . . .

The return to value generally occurs as the market correction wrings out speculative excesses, a process that has clearly begun. Small value stocks have staged their most impressive periods of outperformance after their worst periods relative to large growth. The last five years have been the worst for small value relative performance on record. For that reason alone, we anticipate the next five years to be very favorable to small value and your wealth.

INVESTMENT MANAGER'S REPORT


Periods When        Next 1 Year         Next 3 Years        Next 5 Years
Small Value
Underperformed      Small Large Excess  Small Large Excess  Small Large Excess
Large Growth        Value  Gr.  Return  Value  Gr.  Return  Value  Gr.  Return
1/69 - 12/73  -46%  -18%  -30%   12%     94%   12%   82%    188%   9%    179%
2/80 - 11/80  -10%    9%   -8%   17%    114%   23%   92%    193%  50%    143%
9/89 - 12/91  -39%   30%    7%   23%     58%   11%   47%    147%  85%    62%
11/97 - 3/00 -107%                ?                   ?                    ?
Average                          17%                 73%                 128%


In addition to the natural swing of the pendulum back toward value,there are several fundamental reasons why we think small value, and the V&G portfolio in particular, will do well going forward. According to Baseline as of January, 2000:

Long-term earnings growth of smaller companies tops larger companies at +20% versus +9% for the S&P 600 and S&P 500, respectively. V&G tops them both with earnings growth of +23%.

Positive earnings surprises are more frequent in smaller companies at +1.1% versus -2.6%. V&G's portfolio earnings surprises are in excess of +8%.

Earnings revisions are higher for smaller companies at +2.2% versus -2.8%. Revisions for the V&G portfolio are +3.6%.

Besides faster earnings growth, more positive surprises, and higher revisions, smaller companies are far more undervalued than larger companies. The S&P 600 has a price-to-earnings ratio of 16.5x versus 22.0x for the S&P 500, yet the price-to-earnings of the V&G portfolio is 10.5x, far cheaper than both indices.

Thoughts on the Bear 500

Consistent with swing back toward value, we launched the Bear 500
fund October 1, 1999.   With the S&P 500 overvalued, we felt investors
might want a fund that could be used to hedge a portfolio of large growth stocks, as represented by the S&P 500. The fund has accomplished that goal quite well. As can be seen from the chart below, the Bear 500 moves inversely with the S&P 500, exactly as it was designed to do:

INVESTMENT MANAGER'S REPORT


Period             Bear           S&P
                   500            500

Last Quarter       3.2%          (1.0%)
Year to Date       4.3%          (1.4%)
Since Inception   (8.1%)         13.2%
(October 1, 1999)


Money is going to be far more difficult to make, and keep, in the next few years. While large growth and passive index funds have been the place to be in the last few years, small value and actively managed funds will be the place to be going forward. Your management has most of its monies invested in Value & Growth. You can be sure we are watching closely. We appreciate your patience over 1998 and 1999, two rough years during the tech bubble.
We hope you share the excitement about our prospects. Clearly, the tech bubble has popped. Value is back. We continue to add money to the Value & Growth Portfolio, in anticipation of an opportunity, the magnitude of which we see perhaps only once a generation or so.

Respectfully submitted,

Eric Barden, CFA

Mark A. Coffelt, CFA

B. David Flora IV, CFA

INVESTMENT MANAGER'S REPORT

[CHART]
[CHART]

Please note, past performance may not be not predictive of future performance.

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2000
Industry                Shares    Company                  Market      %
Common Stocks

Agricultural Prod       13,900    Universal Corp.         $408,311    2.2

Banks-Major Regional     6,100    GBC Bancorp              207,781    1.1
                         2,300    TCF Financial             86,538    0.5
                         6,300    Westamerica Bancorp      210,656    1.1
                                                           504,975    2.7

Chemicals-Diverse        3,400    Englehard                 55,250    0.3

Chemicals-Specialty     15,700    Ablermarle               316,943    1.7

Communication Equip     13,400    Anixter Int'l*           390,275    2.1

Computer Softw/Svcs      1,700    Aremissoft*               63,750    0.3
                         3,500    Barra*                   217,219    1.2
                        22,400    Carreker*                436,800    2.3
                                                           717,769    3.8

Computers-Peripheral     1,350    Micros Systems*           20,343    0.1

Consumer Finance        22,150    Americredit*             638,196    3.4

Consumer (Jewel/Gift)      500    Blyth*                    11,718    0.1

Electric Companies       4,000    UIL Holdings             205,750    1.1

Electrical Equipment     6,600    Genlyte Group*           168,711    0.9

Entertainment            1,800    Zomax*                    12,600    0.1

Equipment-Semicndctr     4,700    Kulicke & Soffa*          62,568    0.3

Financial (Diverse)      8,200    Triad Guaranty*          243,950    1.3

Foods                    3,400    Suiza Foods*             172,337    0.9

8
SEE NOTES TO FINANCIAL STATEMENTS

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2000
Industry                Shares    Company                  Market      %

Gaming & Lottery         4,700    Anchor Gaming*           373,944    2.0
                        15,800    Aztar*                   242,925    1.3
                        22,850    Hollywood Casino*        211,362    1.1
                        12,200    Penn National Gaming*    185,669    1.0
                                                         1,013,900    5.4

HC-Diverse               2,250    Ocular Sciences*          27,000    0.1

HC-Drugs Generic         1,300    Noven Pharmaceutical*     55,575    0.3

HC-Managed Care         19,100    Mid Atlantic Med Services*288,887   1.5
                         8,900    Pacificare Health Systems*309,831   1.7
                        14,200    Rightchoice Managed*      344,350   1.8
                                                            943,068   5.0

HC-Med Prod & Sup        5,100    Diagnostic Products       273,488   1.5
                        31,700    Medical Action Inds*      124,819   0.7
                         3,400    Orthofix Int'l N.V. *      84,150   0.4
                                                            482,457   2.6

HC-Specialized Serv      9,500    Lincare Holdings*         272,531   1.5
                        21,400    Orthordontic Centers*     712,888   3.8
                        15,900    Pharmaceutical Prod Dvlp* 422,344   2.2
                                                          1,407,763   7.5

Homebuilding            17,900    M.D.C. Holdings           465,400   2.5
                         4,400    NVR*                      356,400   1.9
                        10,100    Pulte                     333,300   1.8
                        10,900    Ryland Group, Inc.*       337,900   1.8
                        33,700    Standard Pacific          606,600   3.2
                                                          2,099,600  11.2

Housewares                 600    Salton*                    19,387   0.1

9
SEE NOTES TO FINANCIAL STATEMENTS

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2000

Industry                Shares    Company                  Market      %

Insurance-Life/Hlth      4,800    Delphi Financial Grp*     194,400   1.0

Insurance-Property       8,300    Radian Group              560,250   3.0

Leisure Time (Prod)      1,000    Monaco Coach*              16,500   0.1

Machinery (Diverse)      2,800    Manitowoc                  53,900   0.3

Manufacture-Diverse      7,000    Kaman                      88,375   0.5
                         1,800    Pentair                    48,150   0.2
                                                            136,525   0.7

Manufacture-Special      1,500    Tidel Technologies*        10,406   0.1
                         4,300    SPS Technologies*         208,550   1.1
                                                            218,956   1.2

Natural Gas              8,800    Mitchell Energy           410,300   2.2

Office Equipment         4,700    United Stationers*        126,311   0.7

Oil & Gas-Drill& Equip   1,000    Ensco Int'l                38,250   0.2
                         9,100    Parker Drilling*           63,700   0.3
                                                            101,950   0.5

Oil & Gas-Refin&Mkt      4,400    Valero Energy             154,825   0.8

Oil-Domestic             6,100    Clayton William Energy*   247,050   1.3
                         3,000    Greka Energy*              47,250   0.3
                                                            294,300   1.6

Oil-Explor & Prod        8,600    Basin Exploration*        167,700   0.9
                        28,100    Chesapeake Energy*        201,968   1.1
                         7,000    Comstock Resources*        79,625   0.4
                         1,950    Cross Timbers Oil          37,416   0.2

10
SEE NOTES TO FINANCIAL STATEMENTS

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2000

Industry                Shares    Company                  Market      %

Oil-Explor & Prod        2,860    Devon Energy              172,028   0.9
(continued)                600    EOG Resources              23,325   0.1
                         2,500    Murphy Oil                162,031   0.9
                         1,700    Ocean Energy*              26,243   0.2
                         3,400    Remington Oil & Gas*       35,488   0.2
                         3,500    Triton Energy*            136,500   0.7
                         2,400    Vintage Petroleum          54,600   0.3
                                                          1,096,924   5.9

REIT's-Equity Retail     5,100    CBL & Associates          127,819   0.7
                         1,800    Vornado Realty Trust       66,825   0.3
                                                            194,644   1.0

REIT's Eq Spec/Hotels   15,200    Felcor Lodging Trust      351,500   1.9

Restaurants              3,000    Outback Steakhouse*        81,375   0.4
                         5,300    Panera Bread*             110,638   0.6
                         2,700    Papa John's Int'l*         67,669   0.4
                                                            259,682   1.4

Retail-Comp. & Elect       750    Pomeroy Computer Serv*     14,203   0.1

Retail-Discounters       3,150    Insight Enterprises*       85,838   0.4
                         3,050    Men's Warehouse*           86,353   0.5
                                                            172,191   0.9

Retail-Gen Merch         6,000    Tuesday Morning*           46,875   0.3

Savings & Loan          15,900    Firstfed Financial*       365,700   1.9
                        18,500    Greenpoint                548,062   2.9
                         2,800    Golden St Bancorp          66,150   0.4
                         8,300    MAF Bancorp               206,462   1.1
                                                          1,186,374   6.3

Services-AD/Market       6,000    A.C. Nielsen*             142,875   0.8

11
SEE NOTES TO FINANCIAL STATEMENTS

Value & Growth Portfolio
PORTFOLIO OF INVESTMENTS
September 30, 2000
Industry                Shares    Company                  Market      %

Services--Com'l&Cons     6,100    ASI Solutions*            113,612   0.6
                        16,600    ITT Educational Svcs*     450,275   2.4
                        20,600    Pre-Paid Legal Svcs*      665,638   3.6
                        17,000    Rent-a-Center*            589,688   3.1
                                                          1,819,213   9.7

Textiles-Apparel        18,000    Jones Apparel Group*      477,000   2.6

Truckers                 4,500    Arkansas Best*             69,188   0.4
                         9,800    Heartland Express*        170,275   0.9
                                                            239,463   1.3
*Non-income producing security


TOTAL EQUITY                      (cost $15,761,480)     18,247,607  97.5
INVESTMENTS

Demand Notes            15,917    WISCONSIN ELECTRIC         15,917   0.1
                                  6.24% 12/31/2031
                       441,703    Sara Lee                  441,703   2.4
                                  6.22 12/31/2031
                       152,197    WISC. CORP CENT CR UNION  152,197   0.8
                                  6.29% 12/31/2031
TOTAL SHORT-TERM                  (cost $609,817)           609,817   3.3
INVESTMENTS

TOTAL INVESTMENTS                 (cost $16,371,297) (a) 18,857,424 100.8

OTHER ASSETS LESS                                          (151,692) (0.8)
LIABILITIES

TOTAL NET ASSETS                                         18,705,732 100.0

 (a) At September 30,2000, the net unrealized appreciation based on the cost of investments for income tax purposes of  $16,461,914 was as follows:
Gross unrealized appreciation                            $2,963,190
Gross unrealized depreciation                              (567,680)
Net unrealized appreciation                              $2,395,510

12
SEE NOTES TO FINANCIAL STATEMENTS

Bear 500 Fund
PORTFOLIO OF INVESTMENTS
September 30, 2000
Shares                         Security                                  Value
                                                                       (Note 1)

                          Depository Receipts - 34.14%
1,590                     S&P 500 Depository Receipt                   $228,364
                            (Cost $224,062)

Par Value

                          U.S. Treasury Bill - 55.66%
$373,000                  5.175% 10/12/00                              $372,350
                            (Cost $372,350)

                          Total Investments                89.80%       600,714
                           (Cost $596,412) (a) (b)
                          Other Assets Less Liabilities    10.20%        68,238

                          Net Assets                      100.00%      $668,952

(a)	Aggregate cost for federal income tax purposes is $596,412

At September 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes is as follows:
Gross unrealized appreciation                                $4,302
Gross unrealized depreciation                                   -
Net unrealized appreciation                                  $4,302

(b)	Open Futures contracts at September 30, 2000
         12 E-mini S&P 500 Index (Dec, 2000)--Unrealized Appreciation of $31,920

13
SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
September 30, 2000

                                                            Value &     Bear 500
                                                             Growth

ASSETS
 Investments at Market Value (Note 1-A)                  $18,857,424    $600,714
 (Identified Cost $16,371,297 and $596,412, respectively)
 Cash                                                          -          82,064
 Variation Margin Receivable                                   -          13,380
 Receivable for Fund Shares Sold                              24,006        -
 Interest Receivable                                           4,677        -
     Receivable for
     Investment Securities Sold                                -          14,350
     Dividends Receivable                                      9,630         634
           Total Assets                                   18,895,737     711,142

LIABILITIES
 Payable for Investments Purchased                           106,986      29,106
 Payable for Fund Shares Redeemed                             30,007        -
 Advisory Fee Payable                                         27,801       3,073
 Administration Fees Payable                                  15,789       1,141
 Distribution Fees Payable                                     5,287       4,179
 Accrued Expenses                                              4,135       4,691
 Total Liabilities                                           190,005      42,190
NET ASSETS                                               $18,705,732    $668,952
NAV AND REPURCHASE PRICE PER SHARE                            $14.05       $91.81
(Applicable to 1,331,708 and 7,286 shares outstanding,
 .0001 par value, 25 million shares authorized each fund).
MAXIMUM OFFERING PRICE PER SHARE                             $14.71
 (100/95.5 of net asset value for V&G only)
NET ASSETS
At September 30, 2000, net assets consisted of:
 Paid - In Capital                                       $35,311,557    $801,370
Undistributed Net Investment Income                            -           9,644
Accumulated Net Realized
     Loss on Investments                                 (19,091,952)   (178,284)
Net Unrealized Appreciation
     on Futures Contracts                                      -          31,920
Net Unrealized Appreciation on Investments                 2,486,127       4,302
                                                         $18,705,732    $668,952

14
SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
 Year Ended September 30, 2000

                                                            Value &     Bear 500*
                                                             Growth
INVESTMENT INCOME
 Dividends                                                  $219,599      $2,985
 Interest                                                     79,865      50,945

TOTAL INVESTMENT INCOME                                      299,464      53,930

EXPENSES
 Administrative Fee (Note 2)                                 105,289       9,155
 Management Fee (Note 2)                                     190,583      13,078
 12B-1 Fees (Note 2)                                          47,646      13,078
 Custody Fee                                                  12,360       4,208
 Interest Expense (Note 4)                                     9,583         -
 Miscellaneous                                                   -         4,767
 TOTAL EXPENSES                                              365,461      44,286

NET INVESTMENT INCOME (LOSS)                                ( 65,997)      9,644

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
 Net Realized Loss from Security Transactions             (3,873,423)    (31,189)
 Net Realized Loss from Futures Contracts                      -        (147,095)
 Increase in Unrealized Appreciation of Investments        4,564,476       4,302
 Change in Unrealized Gain on Futures Contracts                -          31,920
NET GAIN (LOSS) ON INVESTMENTS                               691,053    (142,062)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATONS                            $625,056   $(132,418)
*Commencement of operations October 1, 1999

15
SEE NOTES TO FINANCIAL STATEMENTS

Value & Growth Portfolio
STATEMENT OF CHANGES

                                                          Year Ended    Year Ended
                                                           Sept. 30,     Sept. 30,
                                                             2000          1999

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net Investment Loss                                       $(65,997)    $(477,584)
 Net Realized Loss on Investments                        (3,873,423)
(9,513,769)
 Increase in Unrealized Appreciation
 on Investments                                           4,564,476    10,500,074
INCREASE IN NET ASSETS FROM
OPERATIONS                                                  625,056       508,721

DISTRIBUTIONS TO
SHAREHOLDERS:                                                  -            -

CAPITAL SHARE
TRANSACTIONS: (a)
  Shares Sold                                             $7,490,173   $37,663,246
  Shares Redeemed                                        (20,513,295)  (59,529,424)
  Distributions Reinvested                                     -            -
DECREASE FROM
CAPITAL SHARE TRANSACTIONS                               (13,023,122)  (21,866,178)

TOTAL DECREASE
IN NET ASSETS                                            (12,398,066)  (21,357,457)

NET ASSETS
  Beginning of Year                                       31,103,798    52,461,255
  End of Year                                            $18,705,732   $31,103,798

   (a)	CAPITAL SHARE
        TRANSACTIONS
  Shares Sold                                                588,314     2,632,890
  Shares Redeemed                                         (1,677,423)   (4,112,887)
  Distributions Reinvested                                     -            -
TOTAL DECREASE IN SHARES                                  (1,089,109)   (1,479,997)

16
SEE NOTES TO FINANCIAL STATEMENTS

Bear 500 Fund
STATEMENT OF CHANGES

	  Year Ended*

	Sept. 30. 2000

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net Investment Loss                                                         $9,644
Net Realized Loss on Investments                                           (31,189)
Net Realized Loss From Futures Contracts                                  (147,095)
Increase in Unrealized
Appreciation on Investments                                                  4,302
Change in Unrealized
Appreciation on Futures Contracts                                           31,920
DECREASE IN NET ASSETS
FROM OPERATIONS                                                           (132,418)


DISTRIBUTIONS TO SHAREHOLDERS:                                                -

CAPITAL SHARE TRANSACTIONS: (a)
 Shares Sold                                                             1,817,639
 Shares Redeemed                                                        (1,016,269)
 Distributions Reinvested                                                     -
INCREASE FROM
CAPITAL SHARE TRANSACTIONS                                                 801,370

TOTAL INCREASE
IN NET ASSETS                                                              668,952

NET ASSETS
 Beginning of Period                                                          -
 End of Period                                                            $668,952


(a) CAPITAL SHARE TRANSACTIONS

 Shares Sold                                                                18,645
 Shares Redeemed                                                           (11,359)
 Distributions Reinvested                                                     -
 TOTAL INCREASE IN SHARES                                                    7,286
*Commencement of operations was October 1, 1999

17
SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                     Value & Growth               Bear
                                                 Year ended September 30, 2000    500
PER SHARE                         2000    1999    1998     1997    11/06/95<F1> 10/01/99<F2>
OPERATING PERFORMANCE                                                  to          to
                                                                    09/30/96    09/30/00


NAV,
BEGINNING OF PERIOD               $12.85  $13.45  $17.66   $11.13    $10.00      $100.00

Net Investment Income (Loss)      (.05)    (.20)   (.13)    (.03)     (.03)         1.32
Net Realized and Unrealized
Gains/(Losses)                    1.25     (.40)  (3.20)    7.03      1.17         (9.51)
TOTAL FROM INVESTMENT
OPERATIONS                        1.20     (.60)  (3.33)    7.00      1.14         (8.19)

LESS DISTRIBUTIONS
Net Capital Gains                   -        -     (.88)    (.47)     (.01)          -

NAV, END OF PERIOD              $14.05    $12.85  $13.45  $17.66    $11.13         $91.81

TOTAL RETURN
FOR FISCAL YEAR                   9.3%     (8.8)% (19.7)%  64.9%     11.4%          (8.2%)

RATIOS
/SUPPLEMENTAL DATA
Net Assets
End of Period ($000)          $18,706    $31,104 $52,461 $27,799    $1,252           $669

RATIOS TO
AVERAGE NET ASSETS
Expenses                         1.93%     1.72%   1.72%   1.83%     2.20%<F3>     3.39%<F3>
Net Income (Loss)               (0.35)%   (0.93%) (0.93%) (0.86%)   (0.51)%        0.74%<F3>

Portfolio Turnover Rate          284.3%   247.9%  223.6%  103.3%     148.0%        1218.2%

Average Debt Per Share           $.05      $.06    $.12     -          -               -

Average Debt Outstanding
($000)                            $82     $226    $345      -          -               -
Average Shares Outstanding
(000)                            1,530   3,723    2,815     -          -               -

         <F1>-	Inception of Value & Growth Portfolio
         <F2>-	Inception of Bear 500 Fund
         <F3>-	Annualized

18
SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
September 30, 2000

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a
Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.
The Value & Growth Portfolio (the "V&G") and Bear 500 (the "Bear 500")
are series of the Texas Capital Value Funds, Inc (the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. Bear 500 began investment operations October 1,
1999.  Bear 500's investment objective is to hedge by moving inversely with the Standard & Poor's 500 index. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with generally accepted accounting principles.
A. 	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Futures contracts are valued as of the close of the GLOBEX (presently 4:15pm
Eastern time).  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required. At September 30, 2000, the V&G has capital loss carryovers available to offset future gains, if any, of approximately $15,700,000 which expire as follows, $8,200,000 in 2007 and $7,500,000 in 2008.  Bear
500 has a capital loss carryover of approximately $83,000 which expires in 2008. In addition, the V&G and Bear 500 had net realized capital losses of approximately $3,300,000 and $63,000, respectively, during the period from October 31, 1999 through September 30, 2000, which are treated for federal income tax purposes as arising during the tax year ending
September 30, 2001.   These capital loss carryforwards and "post-October"
losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.
C. 	Securities Transactions, Investment Income and Other - For V&G,
securities transactions are recorded on the next business date after trade date. For Bear 500, securities transactions are recorded on the same day for transactions done prior to noon and next business day for trades done after noon. Realized gains and losses on sales of investments are calculated on the identified cost basis, with the exception of futures contracts. Dividend

September 30, 2000

income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital losses.
E. 	Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.
F. 	Futures Contracts - The Bear 500 holds future contracts.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, as collateral, for the account of the broker (the Fund's agent in
acquiring the futures position).   During the period the future contracts
are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Bear 500 records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the
Fund's basis in the contract.
G. 	Short Sales and Segregated Cash-Short sales are transactions in which the Bear 500 sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, Bear 500 must borrow the security to deliver to the buyer upon the short sale; Bear 500 is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

2.  TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Funds have investment advisory agreements with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets for each series.
The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Funds, occupancy and certain clerical and administrative costs involved in the day-to-day operations of the Fund. The Advisor bears most of the operating expenses of the Funds including legal, audit, printing, and insurance.
In addition, the Advisor is acting as the administrator to the Funds. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of

September 30, 2000

 .70% on the 1st $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.

Transactions with Samuels-Chase
The Advisor owns an interest in Samuels-Chase, a registered broker dealer. In fiscal year 2000, V&G transacted $200,284 in commissions through Samuels-Chase. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere.
The Board reviews affiliated transactions quarterly.


Distribution Agreement and Plan
The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act under which the Funds contract with registered broker-dealers and their agents to distribute shares of the Funds. For V&G, the Distributor received a fee, computed daily at an annual rate of
 .25% of the average daily net assets. For Bear 500, the Distributor received a fee, computed daily at an annual rate of 1.00% of the average daily net assets. For the year ending September 30, 2000, the amount paid to the Distributor was $47,646 for V&G Portfolio and $13,078 for the Bear 500 Fund.

3.	PURCHASES AND SALES OF SECURITIES--For the period ended September 30,
2000 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $52,367,184 and $66,868,022, respectively, for the Value & Growth Portfolio, and $4,247,319 and $3,991,957 for Bear 500.

4.	LINE OF CREDIT-The V&G Fund has a secured line of credit with Firstar
Bank. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 2000, the Fund had no borrowings outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 8.5% and the weighted average amount outstanding was $81,516.

AUDIT REPORT

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "V&G") and the Bear 500 Fund (the "Bear 500"), each a series of shares of the Texas Capital Value Funds, Inc., including the portfolios of investments, as of September 30, 2000, and the related statement of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the V&G and the Bear 500 Funds as of September 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 16, 2000

Mailing Address for Additional Purchases
Texas Capital Value Funds, Inc.
C/o Firstar Mutual Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For Questions Regarding:
Management of Portfolio
(800) 880-0324 or (512) 328-9321

Prospectus & New Account Forms,
Your Account, or Tax Information
(888) 839-7424

Marketing Information/Dealer Agreements
Texas Capital Value Funds, Inc.
4201 Spicewood Springs Rd., Suite I - 4
Austin, Texas 78759
(800) 880-0324